EXHIBIT 99.1

                                 Ivan Obolensky
                              425 East 79th Street
                               New York, NY 10021

                                                                February 9, 2006

Dr. Bogdan Maglich
Chairman and CEO
HiEnergy Technologies, Inc.
1601B Alton Parkway
Irvine, CA 92606

Dear Bogdan,

      As per our discussion, I hereby resign from my position as member of the Board of Directors of HiEnergy Technologies, Inc. Good Luck.

                                /s/Ivan Obolensky
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                                   Ivan Obolensky